  Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Thomas Colligan, the Chief Executive Officer, Chairman of the Board of Directors, Treasurer and Secretary of LAURIER INTERNATIONAL, INC. (the "Company"), DOES HEREBY CERTIFY that:

1. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, the undersigned has executed this statement this 3rd day of March, 2008.

/s/ Thomas Colligan
Thomas Colligan
Principal Executive Officer and
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Laurier International, Inc. and will be retained by Laurier International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.